UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 13, 2023
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Jushi Holdings Inc. (the “Company”) will hold its annual meeting of shareholders (the “2023 Annual Meeting”) on June 14, 2023. Further details about the 2023 Annual Meeting, including the time and location, will be set forth in the Company’s proxy statement.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proposals for inclusion in the Company’s proxy statement for the 2023 Annual Meeting by submitting their proposals to the Company in a reasonable time before the Company begins to print and send its proxy materials. The Company has set February 14, 2023 as the deadline for receipt of shareholder proposals for inclusion in the Company’s proxy statement pursuant to Rule 14a-8.

All proposals by shareholders submitted pursuant to and in accordance with the requirements of Rule 14a-8 should be sent to: Jushi Holdings Inc., 301 Yamato Road, Suite 3250, Boca Raton, FL 33431, Attention: Corporate Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date:	January 13, 2023	By:	/s/ Jon Barack
Jon Barack
President and Interim Chief Financial Officer